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                                                                   EXHIBIT 24(a)

                                POWER OF ATTORNEY

         KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC., a Hawaii corporation (the "Company"), for itself and as sponsor and owner of all the Common Securities of each of HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST II, a Delaware statutory trust and HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST III, a Delaware statutory trust (each, a "Trust," and, collectively, the "Trusts"), and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT F. CLARKE, ERIC K. YEAMAN, CURTIS Y. HARADA, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the omnibus shelf registration under said Act of up to $200,000,000 of the Senior Debt Securities, Senior Subordinated Debt Securities, Junior Subordinated Debt Securities, Preferred Stock, Common Stock, Stock Purchase Contracts and Stock Purchase Units of the Company, and of the Trust Preferred Securities of the Trusts and the related Trust Guarantees of the Company, including specifically but without limiting the generality of the foregoing, full power and authority to sign the name of the Company and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the Registration

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Statement to be filed with the Commission in respect of the aforementioned securities, to any and all amendments (including pre-and post-effective amendments) and supplements to said Registration Statement and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its Chairman, President and Chief Executive Officer and by its Financial Vice President, Treasurer and Chief Financial Officer and attested by its Vice President-Administration and Secretary, and the undersigned officers and directors of Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 24th day of February, 2004. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.

ATTEST:                                   HAWAIIAN ELECTRIC INDUSTRIES, INC.

 /s/ Peter C. Lewis                       By /s/ Robert F. Clarke
-----------------------------             ----------------------------------
Peter C. Lewis                               Robert F. Clarke
Vice President-Administration                Chairman, President
and Secretary                                and Chief Executive Officer

                                          By /s/ Eric K. Yeaman
                                             -------------------------------
                                             Eric K. Yeaman
                                             Financial Vice President, Treasurer
                                             and Chief Financial Officer

                                       2
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 /s/ Robert F. Clarke                     Chairman, President,
---------------------------               Chief Executive Officer and Director
Robert F. Clarke

 /s/ Eric K. Yeaman                       Financial Vice President, Treasurer
---------------------------               and Chief Financial Officer
Eric K. Yeaman

 /s/ Curtis Y. Harada                     Controller and Principal Accounting
---------------------------               Officer
Curtis Y. Harada

                                          Director
---------------------------
Don E. Carroll

                                          Director
---------------------------
Shirley J. Daniel

 /s/ Constance H. Lau                     Director
---------------------------
Constance H. Lau

 /s/ Victor Hao Li                        Director
---------------------------
Victor Hao Li

 /s/ T. Michael May                       Director
---------------------------
T. Michael May

 /s/ Bill D. Mills                        Director
---------------------------
Bill D. Mills

 /s/ A. Maurice Myers                     Director
---------------------------
A. Maurice Myers

 /s/ Diane J. Plotts                      Director
---------------------------
Diane J. Plotts

 /s/ James K. Scott                       Director
---------------------------
James K. Scott

                                       3
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 /s/ Oswald K. Stender                    Director
---------------------------
Oswald K. Stender

 /s/ Kelvin H. Taketa                     Director
---------------------------
Kelvin H. Taketa

                                          Director
---------------------------
Jeffrey N. Watanabe

                                       4